Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes [Line Items]
Income Taxes

DPL’s components of income tax expense for both continuing and discontinued operations were as follows:

	Years ended December 31,
$ in millions	2019	2018	2017
Components of tax expense / (benefit)
Federal - current	$(22.0)	$40.0	$(2.9)
State and Local - current	0.6	0.4	—
Total current	(21.4)	40.4	(2.9)

Federal - deferred	14.1	(9.6)	(22.0)
State and local - deferred	1.1	(0.1)	(0.4)
Total deferred	15.2	(9.7)	(22.4)
Tax expense / (benefit)	$(6.2)	$30.7	$(25.3)

Effective and Statutory Rate Reconciliation
The following table summarizes a reconciliation of the U.S. statutory federal income tax rate to DPL's effective tax rate, as a percentage of total income before taxes for the years ended December 31, 2019, 2018 and 2017:

	Years ended December 31,
	2019	2018	2017
Statutory Federal tax rate	21.0%	21.0%	35.0%
State taxes, net of Federal tax benefit	1.4%	0.1%	0.4%
AFUDC - equity	(0.1)%	(0.1)%	0.2%
Depreciation of flow-through differences	(28.2)%	(4.6)%	(1.0)%
Amortization of investment tax credits	(0.3)%	(0.3)%	0.3%
Deferred tax adjustments	—%	15.5%	(11.4)%
Permanent differences	—%	0.1%	0.1%
Other, net	—%	(1.2)%	(2.5)%
Effective tax rate	(6.2)%	30.5%	21.1%

Deferred Income Taxes
Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (b) operating loss carryforwards. These items are stated at the enacted tax rates that are expected to be in effect when taxes are actually paid or recovered. Investment tax credits related to utility property have been deferred and are being amortized over the estimated useful lives of the related property.

The components of our deferred taxes are as follows:

	December 31,
$ in millions	2019	2018 (b)
Net non-current assets / (liabilities)
Depreciation / property basis	$(111.8)	$(77.4)
Income taxes recoverable	17.1	25.0
Regulatory assets	(24.8)	(15.4)
Investment tax credit	0.6	0.6
Compensation and employee benefits	2.2	2.2
Intangibles	(0.4)	(0.4)
Long-term debt	(2.1)	(2.1)
Other (a)	(8.0)	(8.8)
Net non-current liabilities	$(127.2)	$(76.3)

(a)
The Other caption includes deferred tax assets of $29.0 million in 2019 and $29.9 million in 2018 related to state and local tax net operating loss carryforwards, with related valuation allowances of $29.0 million in 2019 and $29.9 million in 2018. These net operating loss carryforwards expire from 2020 to 2037.

(b)
The December 31, 2018 balance includes $39.8 million of deferred tax assets related to discontinued operations that is recorded within Non-current liabilities of discontinued operations and held-for-sale businesses on the Consolidated Balance Sheets. See Note 15 – Discontinued Operations for additional information.

U.S. Tax Reform
On December 22, 2017, the U.S. enacted the TCJA. The TCJA significantly changes U.S. corporate income tax law.

In 2017, we recognized the income tax effects of the TCJA in accordance with Staff Accounting Bulletin No. 118 (“SAB 118”) which provides SEC guidance on the application of FASC 740, Income Taxes, in the reporting period in which the TCJA was signed into law. Accordingly, our 2017 financial statements reflected the income tax effects of U.S. tax reform for which the accounting was complete and provisional amounts for those impacts for which the accounting under FASC 740 was incomplete, but a reasonable estimate could be determined.

We completed our calculation of the impact of the TCJA in our income tax provision for the year ended December 31, 2018 in accordance with our understanding of the TCJA and guidance available, and as a result recognized $15.5 million and $13.7 million of discrete tax expense in the fourth quarter of 2018 and 2017 respectively. Of this total, tax benefits of $1.2 million and $0.4 million are included in continuing operations in 2018 and 2017, respectively. These amounts result from the remeasurement of certain deferred tax assets and liabilities as the rates changed from 35% to 21%. The most material deferred taxes to be remeasured related to property, plant and equipment. The remeasurements of deferred tax assets and liabilities related to regulated utility property of $17.0 million and $135.2 million at December 31, 2018 and 2017 were recorded as regulatory liabilities and were non-cash adjustments.

Per the terms of DP&L's 2017 ESP, DPL could not make any tax-sharing payments to AES and AES would forgo collection of the payments during the term of the DMR. In November 2019, the PUCO discontinued the DMR. Consequently, starting in 2020, DPL is no longer subject to this restriction. During the term of the DMR, current and non-current existing tax sharing liabilities with AES were converted into additional equity investment in DPL, per the requirements of the order. The 2017 ESP also provided that none of these conversions to equity would be reversed. During the year ended December 31, 2019, we had a current tax benefit and there was no conversion of current tax liabilities in 2019. During the years ended December 31, 2018 and 2017, respectively, we converted $40.0 million and $97.1 million of accrued tax sharing liabilities with AES to additional equity investment in DPL in accordance with this requirement.

The following table presents the tax expense / (benefit) related to pensions, postemployment benefits, cash flow hedges and financial instruments that were credited to Accumulated other comprehensive loss.

	Years ended December 31,
$ in millions	2019	2018	2017
Tax expense / (benefit)	$(0.5)	$0.2	$0.2

Uncertain Tax Positions
We apply the provisions of GAAP relating to the accounting for uncertainty in income taxes. The balance of unrecognized tax benefits was $3.5 million at both December 31, 2019 and December 31, 2018. There were no changes to these amounts in either of the two years in the period ended December 31, 2019.

Of the December 31, 2019 balance of unrecognized tax benefits, $3.5 million is due to uncertainty in the timing of deductibility. The total amount of unrecognized tax benefits anticipated to result in a net decrease to unrecognized tax benefits within 12 months of December 31, 2019 is estimated to be between $0.0 million and $3.0 million, primarily relating to statute of limitation lapses.

We recognize interest and penalties related to unrecognized tax benefits in Income tax expense. The amounts accrued and the tax expense / (benefit) recorded were not material for each period presented.

Following is a summary of the tax years open to examination by major tax jurisdiction:
U.S. Federal – 2011 and forward
State and Local – 2011 and forward